Exhibit 32.1

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of MedAmerica Properties Inc. (the “Company”) for the quarter ending September 30, 2018 (the “Report”) filed with the Securities and Exchange Commission, I, Joseph C. Bencivenga, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph C. Bencivenga
Joseph C. Bencivenga
President and Chief Executive Officer

Date: November 13, 2018